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                          LIQUID INSTITUTIONAL RESERVES

                          BRINSON LIR MONEY MARKET FUND
                     BRINSON LIR GOVERNMENT SECURITIES FUND
                      BRINSON LIR TREASURY SECURITIES FUND


    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 2001


                                                                   APRIL 8, 2002

Dear Investor,

This is a supplement to the Statement of Additional Information of the above listed funds. The purpose of the supplement is to notify you of the following changes:

1.   FUND NAME CHANGES.

     Brinson LIR Money Market Fund, Brinson LIR Government Securities Fund and Brinson LIR Treasury Securities Fund have been renamed "UBS LIR Money Market Fund," "UBS LIR Government Securities Fund" and "UBS LIR Treasury Securities Fund," respectively.

2. ADDITIONAL NAME CHANGES - SUB-ADVISOR, SUB-ADMINISTRATOR AND PRINCIPAL UNDERWRITER AND A RELATED FIRM.

     Brinson Advisors, Inc., the funds' investment sub-advisor, sub-administrator and principal underwriter, has changed its name to "UBS Global Asset Management (US) Inc." References in the Statement of Additional Information to "Brinson Advisors, Inc." are replaced with "UBS Global Asset Management (US) Inc." References to "Brinson Advisors" are replaced with "UBS Global AM." The name of Brinson Partners, Inc., an affiliate of UBS Global Asset Management (US) Inc., was changed to "UBS Global Asset Management (Americas) Inc." Any references in the Statement of Additional Information to "Brinson Partners, Inc." are replaced with "UBS Global Asset Management (Americas) Inc." References to "Brinson Partners" are replaced with "UBS Global AM (Americas)."

3.   INVESTMENT POLICY CHANGES:

     In the section captioned "THE FUNDS AND THEIR INVESTMENT POLICIES" on page 2, the second sentence in the paragraph that begins "GOVERNMENT SECURITIES FUND'S," is replaced with the following:

         "Under normal circumstances, the fund invests at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements."

     Also in the section captioned "THE FUNDS AND THEIR INVESTMENT POLICIES" as continued on page 3, the second sentence in the paragraph that begins "TREASURY SECURITIES FUND'S" is replaced with the following:


                                                                   Item # ZS-147



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     "Under normal circumstances, the fund invests at least 80% of its net assets in securities issued by the U.S. Treasury."


These changes to the investment policies become effective on April 8, 2002. These changes are not expected to affect materially portfolio management. The funds will interpret these new policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)."

If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then under normal circumstances, the fund's future investments would be made in a manner that would bring the fund's investments back in line with the 80% threshold.

The funds have adopted these changes as "non-fundamental" policies. This means that these investment policies may be changed by the Trust's board without shareholder approval. However, each of these funds has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy.

4.   REVISED "PRINCIPAL UNDERWRITING ARRANGEMENTS" SECTION.


The paragraph captioned "Principal Underwriting Arrangements" on page 18 of the Statement of Additional Information is replaced in its entirety with the following:

         PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the principal underwriter of each class of shares of each fund pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires UBS Global AM to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM enters into dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other institutions to authorize them to sell fund shares.

         UBS Global AM may make payments to affiliated and unaffiliated dealers that engage in selling efforts on behalf of the fund. These payments will not exceed the annual rate of 0.10% (0.04% for Select shares of Government Securities Fund) of the value of fund shares sold as a result of such selling efforts. These payments are made by UBS Global AM out of its own resources, and the value of a shareholder's investment in a fund will be unaffected by these payments.

         UBS Global AM (not the funds) may pay fees to entities that make Institutional shares of the funds available to others. The annual rate of these fees will not exceed 0.05% of the average daily net asset value of Institutional shares held through, or in connection with, the entity and will be paid monthly.

         UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114.



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